Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Innovative Solutions and Support, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shahram Askarpour
Shahram Askarpour
Director & Chief Executive Officer
(Principal Executive Officer)
December 22, 2025

/s/ Jeffrey DiGiovanni
Jeffrey DiGiovanni
Chief Financial Officer
(Principal Financial and Accounting Officer)
December 22, 2025